EXHIBIT 99.1

Dennis S. Hudson, III
President and Chief Executive Officer
Seacoast Banking Corporation of Florida
(772) 288-6086

William R. Hahl
Executive Vice President/
Chief Financial Officer
(772) 221-2825

For Release: 7:00 A.M.
May 2, 2005

SEACOAST COMPLETES CENTURY NATIONAL BANK MERGER

STUART, FL – Seacoast Banking Corporation of Florida (NASDAQ: SBCF) announced that it has completed the merger of Century National Bank with a Seacoast subsidiary. Century adds approximately $329 million in assets, $106 million in loans and $300 million in deposits, as well as three new locations in the Orlando area to Seacoast’s Florida East Coast franchise. Century has offices in downtown Orlando, Maitland and Longwood, Florida, which are among Florida’s fastest-growing cities. As a result of the merger Seacoast will have approximately $2.1 billion in assets, $1.1 billion in loans and $1.8 billion in deposits.

     Century’s community bank model focuses on developing deep relationships with small and medium-sized businesses and professional firms in the Orlando metro area, resulting in outstanding asset quality and a low-cost mix of deposits. Combining with Seacoast will allow a

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continuation of this strategy and provide the existing management team, led by Michael W. Sheffey, as Orlando Regional President, with greater resources to develop existing and new relationships in this market. Century will continue to operate under its present name as a wholly owned subsidiary of Seacoast.

     Michael W. Sheffey, President of Century, stated: “We are delighted to have joined Seacoast, which has a capital base and a critical mass that will allow us to build upon our success in the Orlando area. Our management team, which is continuing with Seacoast, shares Seacoast’s banking philosophy, and looks forward to focusing on developing and maintaining deep customer relationships with personal service through a greater array of products.

     Dennis S. Hudson, III, President and Chief Executive Officer of Seacoast, said, “Over the past few years, we have expanded south into the Palm Beach market and more recently north into the Brevard County/Melbourne area. This expansion has provided us with greater opportunities to profitably increase our loan portfolio and low-cost deposits, which has in turn contributed to gains in our net interest margin. Our current markets have strong demographics and growth, and we have been very selective in our approach to acquisitions, while building value and growing internally. Entering the fast-growing Orlando area with Mike Sheffey and his team is a logical extension of our growth plans. Orlando is one of only a few markets whose demographics and growth are as good as the markets we have historically served. The Orlando MSA also provides us with an opportunity to further expand our commercial business in a way that complements our already strong retail and commercial base along Florida’s East Coast. We are going to make a smooth and deliberate transition following the merger, including keeping the Century National Bank name through the transition.”

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     The Orlando MSA, which has $25 billion in deposits, is a business center of Florida that is projected to have the fastest job growth of any MSA in the United States. This market offers commercial lending opportunities that complement and diversify Seacoast’s current businesses.

     Mr. Hudson continued: “Century shares our SuperCommunity Bank philosophy that brings a sound $2.1 billion institution staffed by highly skilled professionals, offering what we refer to as the third alternative in banking — a unique combination of the sophisticated products and services offered by large banks, enhanced by the personal relationships and high-quality customer service of a community bank. It is what we believe people want: local bankers with decision-making capabilities who are knowledgeable about the markets they serve and responsive to the requests and needs of the customer.”

     Seacoast expects that the transaction will be slightly accretive to earnings per share in 2005, without taking into account revenue or expense synergies. “We will seek to redeploy Century’s balance sheet from its current securities’ holdings into more profitable loans. This increased lending in a vibrant market is expected to enhance our long-term earnings per share growth rate,” said Mr. Hudson.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about the benefits of the merger between Seacoast and Century, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger, as well as statements with respect to Seacoast’s and Century’s plans, objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

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Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward- looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic conditions; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks and sensitivities; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses of Seacoast and Century will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; the risk of obtaining necessary governmental approvals of the merger on the proposed terms and schedule; increased competitive pressures and solicitations of Century’s customers by competitors; as well as the difficulties and risks inherent in seeking to increase the volume of loans in the highly competitive Orlando market.

All written or oral forward looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2004 under “Special Cautionary Notice Regarding Forward-Looking Statements,” and otherwise in our SEC reports and filings. Such reports are available upon request from Seacoast, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.